Exhibit 4(B)

TIAA-CREF Life Insurance Company 8500 Andrew Carnegie Boulevard Charlotte, NC 28262-8500	For Home Office Use Only: AG RF File No.

APPLICATION FOR TIAA-CREF INVESTMENT HORIZON ANNUITY

SECTION A: Owner(s) Information

Primary Owner–Complete this section if the annuity will be owned by a person. If the annuity will be owned by a Trust, skip to the Trust information requirements at the end of this section.

1.
Title First Name Middle Initial Last Name

2.	Sex: ☐ M ☐ F 3. Social Security #:	(Will be used as Tax ID of record)

4.	Date of Birth:

5.	Daytime phone #: ( ) - Evening phone #: ( ) -

A residential address must be provided even if an alternative mailing address (i.e. P.O. Box) is used.

6.	Residential address:	Apt. #:

City: State:	Zip:

7.	Mailing address:	Apt. #:

City: State:	Zip:

8.	Email address:

9.	Is the primary owner currently or formerly employed by:

☐ College, university or other nonprofit education or research institution ☐ K-12 ☐ Other

Joint Owner–Complete this section only if the contract will have a joint owner. Joint owners may only be husband and wife.

1.
Title First Name Middle Initial Last Name

2.	Sex: ☐ M ☐ F 3. Social Security #:

4.	Date of Birth:

5.	Daytime phone #: ( ) - Evening phone #: ( ) -

A residential address must be provided even if an alternative mailing address (i.e. P.O. Box) is used.

6.	Residential address:	Apt. #:

City: State:	Zip:

7.	Mailing address:	Apt. #:

City: State:	Zip:

8.	Email address:

9.	Is the joint owner currently or formerly employed by:

☐ College, university or other nonprofit education or research institution ☐ K-12 ☐ Other

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Trust as Owner – If a Trust will own this contract, complete this portion only:

1. Name of Trust:	Date of Trust:

2. Name of Trustee:

3. Taxpayer ID#:	4. Daytime phone #: ( ) -

5. Address/street:

City: State:	Zip:

SECTION B: Annuitant Information

Complete only if you are naming someone other than the primary owner (with the Tax ID of record) as the annuitant.

1.
Title First Name Middle Initial Last Name

2.	Sex: ☐ M ☐ F 3. Social Security #:

4.	Date of Birth:

5.	Daytime phone #: ( ) - Evening phone #: ( ) -

6.	Residential address:	Apt. #:

City: State:	Zip:

SECTION C: Replacement

This section must be completed by the owner(s) of the proposed contract.

1.	Do you presently own any existing individual life insurance policies or annuity contracts? ☐ Yes ☐ No

2.	Will any existing life insurance or annuity be replaced, changed, or used to fund the contract applied for in this application? ☐ Yes ☐ No

Company name	Owner Name(s)	Policy /Contract type	Policy /Contract #	Amount of Policy/Contract	Years issued	1035 Exch Yes/No

SECTION D: Annuity Starting Date

Begin income benefit payments on: (select one option)

☐	First day of (the Month) (in Year)

☐	At annuitant’s age

☐	At annuitant’s age 90 (maximum allowed)

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SECTION E: Beneficiary Information

If you need more space to name your beneficiaries, please continue on a separate sheet of paper. Make sure to sign the additional page of instructions.

Primary beneficiary(ies) name(s)	Address	Relationship to Owner(s)	Benefit %	Date of birth	Social Security or tax ID #

Contingent beneficiary(ies) name(s)	Address	Relationship to Owner(s)	Benefit %	Date of birth	Social Security or tax ID #

SPOUSAL/CALIFORNIA REGISTERED DOMESTIC PARTNER CONSENT – FOR COMMUNITY PROPERTY STATES ONLY

(Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, and Wisconsin)

I am aware that my spouse or California registered domestic partner has designated someone other than me to be the primary beneficiary of this contract. I hereby consent to such designation and waive any rights I may have to the proceeds of such contract under applicable community property laws.

Signature of Spouse:	Date:

or

California Registered Domestic Partner:	Date:

Signature of Witness:	Date:

(Signature must be witnessed by someone other than a designated or potential beneficiary.)

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SECTION F: Premium Information

Initial Premium

1.	Method of payment:	☐ Check submitted with this application ☐ Electronic Funds Transfer

☐ Funds From Another Insurance Company (Tax Free 1035 Exchange)

2.	Please indicate your initial premium: $ ($ 5,000 Minimum)

To authorize one time initial premium by EFT (U.S. Banks only), you must provide the following information:

Acct. Type: ☐ Checking ☐ Savings Acct. # Bank Transit #*

Name(s) on Account

Name and Address of Bank

Bank Telephone No.

Fixed Term Deposit Allocations

The minimum allocation to each fixed term deposit that you select is $5,000.

Term	Deposit	Term	Deposit
1 Year		$6 Year	$
2 Year		$7 Year	$
3 Year		$8 Year	$
4 Year		$9 Year	$
5 Year		$10 Year	$

Note that certain Fixed Term Deposits may be temporarily unavailable. If that occurs, we will contact you for further instructions.

SECTION G: Systematic Interest Withdrawals

  ($25,000 minimum initial premium required to activate)

You may elect to have the full amount of interest from all of your fixed term deposits periodically withdrawn and paid to you. These withdrawals are not subject to surrender charges or market value adjustments. This election is only available at application and is irrevocable. Consult your tax advisor before electing this option.

☐    Do not withdraw my interest

☐    Withdraw interest:

Annually Semiannually Quarterly Monthly on Day (1-28)
Payment Method: ☐ Check ☐ Electronic Funds Transfer

To authorize systematic interest withdrawals by EFT (U.S. Banks only), you must provide the following information: If the bank account information is the same as provided in Section F, check here?

Acct. Type: ☐ Checking ☐ Savings Acct. # Bank Transit #*

Name(s) on Account

Name and Address of Bank

Bank Telephone No.

•	Refer to the bottom of your check or savings deposit slip for the 9-digit number.

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SECTION H: Application Authorization

IMPORTANT INFORMATION

¢

The annuity applied for will not take effect unless and until, during the lifetimes of the proposed annuitant and owner(s),

TIAA-CREF Life has received the initial premium and has approved this application. If the annuitant is not one of the contract owners, the annuitant consents to this application for an annuity based on his or her life. The owner(s) (not the annuitant) controls the contract. Subject to any transfer or assignment of rights, the owner(s) may exercise every right given by the contract without the consent of any other person. If a joint owner has been named and both owners are living, authorization from both owners is required for changes and transactions other than allocation of premiums. The contract has no provision for loans.

¢	The owner(s) acknowledges the following: I have received a current prospectus for the TIAA-CREF Investment Horizon Annuity contract, and have read and understand all provisions of this application.

¢	The statements made in this application are to the best of my knowledge and belief.

Under penalties of perjury I/we certify that the taxpayer identification number shown on this form is my correct social security number; and I am not subject to backup withholding due to failure to report interest and dividend income; and I am either a U.S. citizen or a permanent resident alien.

The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

Amounts withdrawn or payable as income benefits from fixed term deposits prior to dates specified in the contract are subject to a market value adjustment.

If the primary owner will be the annuitant, complete A only. If a person other than the primary owner will be the annuitant, complete A and B. If a Trust will own the contract, complete B and C.

A X
Signature of primary owner Date

X
Signature of joint owner Date

B X
Signature of annuitant Date

C X
Signature of authorized Trustee Date	Trustee SSN

Name of Trust

You must also complete the Trustee Declaration and Certification Form

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For Official Use Only - Agent Certification and Signature

AGENT CERTIFICATION

Select the certification that applies

☐  I hereby certify that I have reviewed with the applicant (1) his/her answers to the replacement questions on the replacement form and (2) all the information in the application. I further certify that to the best of my knowledge and belief, the “applicant” does not intend to replace coverage under any existing life insurance policy or annuity contracts.

☐  I hereby certify that I have reviewed with the applicant (1) his/her answers to the replacement questions on the replacement form and (2) all the information in the application. I further certify that to the best of my knowledge and belief, the “applicant” does intend to replace coverage under an existing life insurance policy or annuity contracts.

If this sale involves a replacement transaction, please provide the requested information below:

Did you recommend replacement to the applicant?

☐ Yes	Reason for recommending replacement:

☐ No	Applicant’s reason for replacement:

☐ I provided the following illustrations and sales material to the applicant during the sale:

If standard materials were not used, include copies of the materials with this application.

Agent’s Name (print)	Agent’s License #	Agent’s Signature	Date

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